SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ x ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Liberty Term Trust, Inc. - 1999
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------

                          LIBERTY TERM TRUST, INC.-1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998

     The Annual Meeting of the shareholders of Liberty Term Trust, Inc.-1999 (the "Fund") will be held on the 19th Floor of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., May 15, 1998, for the following purposes:

     (1) To elect four Class II Directors, each to hold office until the sooner of the Fund's liquidation, anticipated to be the close of business on December 31, 1999, or the next annual meeting when Class II Directors are elected, and one Class III Director to serve until the next annual meeting of stockholders;

     (2) To ratify or reject the selection by the Board of Directors of the firm of Ernst & Young LLP as Independent Auditors for the Fund; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 23, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                       By Order of the Directors
                                                               JOHN W. McGONIGLE
                                                                       SECRETARY

April 1, 1998

                    SIGN, DATE, AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          LIBERTY TERM TRUST, INC.-1999
                            FEDERATED INVESTORS FUNDS
                              5800 CORPORATE DRIVE
                       PITTSBURGH, PENNSYLVANIA 15237-7000

                                 PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Directors"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on May 15, 1998, at the annual meeting of shareholders ("Annual Meeting"). The cost of preparing and mailing the notice of meeting, proxy card, this Proxy Statement, and any additional proxy material, along with any other expense relating to the Annual Meeting, has been or is to be borne by the Fund. The Directors propose to mail the enclosed notice of meeting, proxy card, and this Proxy Statement on or about April 1, 1998. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund, Federated Shareholder Services Company (the Fund's Transfer Agent) or Federated Services Company (the Fund's Administrator). In the event that a shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     On March 23, 1998, the Fund had outstanding 5,625,018 shares of capital stock ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding Shares of the Fund entitled to vote at the meeting, represented in person or by proxy, shall be required to constitute a quorum at the Annual Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under the Fund's Articles of Incorporation, the votes required to elect Directors and ratify independent auditors will be determined with reference to a percentage of votes cast at the Annual Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Annual Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 1997, was previously mailed to shareholders. To request an annual report, send a written request to the Fund's principal offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or call toll-free 1-800-341-7000.


                              ELECTION OF DIRECTORS

     At the Annual Meeting, votes will be taken on the election of the persons listed below as Directors of the Fund to hold office (with the exception of Mr. Constantakis) until the sooner of the Fund's liquidation anticipated to be the close of business on December 31, 1999, or the next annual meeting when Class II Directors are elected. In the event of a liquidation, the Directors shall continue to serve for the time the Fund shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. After the close of business on December 31, 1999, if the Fund has not completed such liquidation and wound up its business and affairs, the Directors shall become trustees of the Fund's assets for purposes of liquidation with full powers granted to directors of a corporation which has voluntarily dissolved.

     Mr. Constantakis is standing for election to fill the vacancy created by the death of Mr. Gregor Meyer, a Class III Director, on November 2, 1997.

     All of the nominees are presently serving as Directors. They have all served in that capacity continuously since November 14, 1990, the date on which the Fund was incorporated. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. A "plurality" is defined as more votes cast for than against a nominee. A Director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter.

     The Directors are classified into three classes. At the Initial Annual Meeting of Shareholders held on May 18, 1993, Class I, Class II and Class III Directors were elected to serve terms of one, two and three years, respectively, and until their successors are elected and qualified. At each succeeding Annual Meeting of Shareholders, successors to the Directors whose terms expire at that Annual Meeting will be re-elected for a three-year term, and until their successors are elected and qualified or until the Fund completes its liquidation. Such classification may prevent replacement of a majority of the Directors for up to a two year period. The nominees are listed below with their address, birthdates, present positions with the Fund and principal occupations during the past five years. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Fund. All nominees have consented to serve if elected.

DIRECTORS STANDING FOR ELECTION

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director/Class III

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.



William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Director/Class II

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.



J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President and Director/Class II

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.







James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Director/Class II

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.



Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Director/Class II

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.



THE CLASS II AND CLASS III DIRECTORS, WHOSE TERMS ARE DESCRIBED ABOVE, ARE AS
FOLLOWS:



John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Director/Class III

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.



Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Director/Class III

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.













John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Director/Class I

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.



Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Director/Class I

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.



Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Director/Class I

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.



John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Director/Class III

President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.



Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Director/Class I

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.



Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Director/Class I

Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.



      * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

      # Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.


Officers and Directors as a group own less than 1% of the Fund's outstanding Shares.

     As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.





DIRECTORS' COMPENSATION


                     AGGREGATE            TOTAL COMPENSATION PAID
NAME ,               COMPENSATION         TO DIRECTORS FROM
POSITION WITH        FROM THE             THE FUND
THE FUND             FUND *#              AND FUND COMPLEX +

John F. Donahue,            $0          $-0- for the Fund and
Chairman and Director                   56 other investment companies in the Complex

Thomas G. Bigley        $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

John T. Conroy          $1,136          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Nicholas P. Constantakis@   $0          $0 for the Fund and
Director                                34 other investment companies in the Complex

William J. Copeland     $1,136          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

James E. Dowd           $1,136          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Edward L. Flaherty, Jr. $1,136          $122,362 for the Fund and
Director                                56 other investment companies in the Complex

Peter E. Madden         $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

John E. Murray, Jr.     $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Wesley W. Posvar        $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex

Marjorie P. Smuts       $1,032          $111,222 for the Fund and
Director                                56 other investment companies in the Complex



* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Fund which is comprised of one portfolio.

  The information is provided for the last calendar year.

@ Mr. Constantakis became a member of the Board of Directors on February 23, 1998. He did not receive any fees as of the fiscal year end of the Fund.

     If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director.

     During the fiscal year ended December 31, 1997, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended December 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.


                              OFFICERS OF THE FUND

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. Each of these executive officers has been an officer of the Fund since November 14, 1990. The names and birthdates (in parentheses) of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Director/Class III

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President and Director/Class II

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President, and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director and Executive Vice President, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

     Federated Services Company is the Fund's administrator. For the fiscal year ended December 31, 1997, the Fund's administrative fees were $125,002, none of which was waived.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ELECTION OF DIRECTORS

                      -------------------------------------

                        RATIFICATION OR REJECTION OF THE
                        SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for the Fund by a majority of the Directors of the Fund who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940. This selection is being submitted to shareholders for their ratification or rejection at the Annual Meeting. Neither Ernst & Young LLP nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Fund, nor are they the beneficial owners of any of the Shares of the Fund. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting.

     The Fund's independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Fund. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Fund's Registration Statement, and reports on the Fund's system of internal accounting controls required in the annual report on Form N-SAR to the Securities and Exchange Commission. Professional services of the independent auditors are approved by the Audit Committee of the Board of Directors. In approving fees for such services, the Audit Committee determines that their payment does not affect the independence of the independent auditors.

     The affirmative vote of a simple majority of Shares present and voting at the meeting is required to ratify the selection of Ernst & Young LLP.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS RATIFICATION
                    OF ITS SELECTION OF INDEPENDENT AUDITORS

             ------------------------------------------------------


                          OTHER MATTERS AND DISCRETION
                         OF ATTORNEYS NAMED IN THE PROXY

     While the Annual Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Directors intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Annual Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Annual Meeting.

     If a quorum is not present, the Annual Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares cast in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

      The following indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, is the beneficial owner of more than 5% of the outstanding Shares of the Fund as of March 23, 1998: Cede & Co. FAST, New York, New York, owned approximately 4,346,939 shares (77.29%).

                            ------------------------







                            PROPOSALS OF SHAREHOLDERS

     If a shareholder wishes to submit a proposal for the next Annual Meeting, such proposal should be in writing and should be received by the Fund not later than December 10, 1998. It is suggested that such written proposals be submitted via Certified Mail Return Receipt Requested. Proposals shall be mailed to Liberty Term Trust, Inc.-1999, c/o Federated Investors, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

     If you do not expect to attend the Annual Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                       By Order of the Directors

                                                               JOHN W. MCGONIGLE
                                                                       SECRETARY

April 1, 1998

Cusip 531282101
G01616-03 (3/98)                                                  LTTST-PS-98

PLEASE MARK VOTES AS IN
THIS EXAMPLE


x


WITH-HOLD


FOR ALL EXCEPT


FOR


AGAINST


ABSTAIN




1.) Election of four Class II Directors and one Class III Director:

     NICHOLAS P. CONSTANTAKIS, WILLIAM J. COPELAND, J. CHRISTOPHER DONAHUE, JAMES E. DOWD, AND LAWRENCE D. ELLIS, M.D.


2.) To ratify the selection by the Board of Directors of the firm Ernst & Young LLP as Independent Auditors for the Fund.




If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


RECORD DATE SHARES:


Date


Please be sure to sign and date this Proxy.


Mark box at right if comments or address change have been noted on the reverse side of this card.


Shareholder sign here


Co-owner sign here


DETACH CARD


LIBERTY TERM TRUST, INC. - 1999
Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 15, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Liberty Term Trust, Inc. - 1999


LIBERTY TERM TRUST, INC. - 1999
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know All persons by these presents that the undersigned Shareholders of Liberty Term Trust, Inc. - 1999 hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of Liberty Term Trust, Inc. - 1999 which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to any item, this proxy will be voted affirmatively on that matter. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.


PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.